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                                                                      Exhibit 23






               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-02095) of Walter Industries, Inc. and its subsidiaries of our report dated July 21, 2000, which appears in this Form 10-K. We also consent to the incorporation by reference of our report dated July 21, 2000 relating to the Financial Statement Schedules, which appears in this Form 10-K.




/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Tampa, Florida
August 29, 2000